EXHIBIT 10.16

                   AMENDED AND RESTATED CONSIGNMENT AGREEMENT

      AMENDED AND RESTATED CONSIGNMENT AGREEMENT ("Agreement") made as of the 27 day of May, 1997, by and among

      RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association, with its principal place of business at One Hospital Trust Plaza, Providence, Rhode island ("Bank"), and

      DODUCO, GmbH, a corporation organized and existing under the laws of Germany, with its principal office in Pforzheim, Germany ("GmbH"); and

      DODUCO ESPANA, SA, a corporation organized and existing under the laws of Spain, with its principal office in Madrid, Spain ("Espana"); and

      TECHNITROL, INC., a corporation organized and existing under the laws of the State of Pennsylvania with its principal office at 1210 Northbrook Drive, Suite 385, Trevose, Pennsylvania 19053 ("Parent")

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                              W I T N E S S E T H:
                              -------------------

      WHEREAS, GmbH and Espana (collectively, the "Consignees" and each a "Consignee") have requested the Bank to deliver Precious Metal (as defined herein) on consignment to Consignees; and

      WHEREAS, the Bank has previously entered into a Consignment Agreement with Doduco, GmbH and the Parent (the "Existing Agreement"), which the parties desire to amend and restate-in its entirety as provided herein; and

      WHEREAS, Consignees are the wholly-owned subsidiaries of Doduco Holdings GmbH, which is a wholly-owned subsidiary of Technitrol International, Inc., which is a wholly-owned subsidiary of Technitrol Delaware, Inc., which is a wholly-owned subsidiary of the Parent; and

      WHEREAS, it is in the Parent's financial and other interest that the Bank enter into this Agreement and provide Precious Metal to Consignee; and

      WHEREAS, as a precondition to the effectiveness of this Agreement, the Parent shall execute and the Bank a certain instrument of Guaranty pursuant to which the Parent shall unconditionally guaranty the payment and performance of all obligations and liabilities of each Consignee to the Bank, which Guaranty shall be in form and substance satisfactory to the Bank; and

      WHEREAS, Bank is willing to make such consignments on the terms and conditions of this Agreement.

      NOW, THEREFORE, to effectuate such consignment arrangement, Bank, the Consignees and the Parent agree as follows:

      1. The Consignment.

      1-1 Establishment of Consignment. Provided (i) no notice of election to terminate this Agreement has been given by any party and (ii) no Suspension Event has occurred hereunder, Bank will Deliver from time to time to each Consignee Precious Metal under the terms and conditions of this

Agreement. The amount of Precious Metal to be Delivered by the Bank to the Consignees in the aggregate shall in no event exceed the Consignment Limit.

      1-2 Deliveries in Excess of Consignment Limit. (a) In the event that the amount of troy ounces or Fair Market Value of Precious Metal at any time requested by the Consignees when added to the then outstanding Consigned Precious Metal at all locations to both Consignees exceeds the Consignment Limit, the Bank shall have no obligation to Deliver the Precious Metal so requested. Notwithstanding the foregoing, the Delivery of Precious Metal by the Bank in excess of the Consignment Limit is for the benefit of the Consignees and shall not affect the obligations of the Consignees hereunder. The making of any Deliveries in excess of the Consignment Limit on any one occasion shall not obligate the Bank to make any such Deliveries on any other occasion or to permit Precious Metal in excess of the Consignment Limit to remain outstanding, nor shall constitute a modification or waiver of the Bank's rights under Section 1-2(b) hereof.

      (b) If for any reason the number of troy ounces or Fair Market Value (or unpaid Purchase Price in the case of Consigned Precious Metal for which the Purchase Price has been agreed or established pursuant to Section 2-4 hereof, but payment has not been received by Bank) of all Consigned Precious Metal at any time exceeds the Consignment Limit, the Consignees shall immediately Redeliver to Bank, or shall purchase and pay for, Precious Metal of a quantity, or with a Fair Market Value, sufficient to eliminate such excess.

      1-3 No Representations or Warranties. BANK MAKES NO WARRANTY OF MERCHANTABILITY IN RESPECT TO PRECIOUS METAL CONSIGNED OR SOLD UNDER THIS AGREEMENT NOR OF FITNESS FOR ANY PARTICULAR PURPOSE NOR ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, except that Bank does warrant to the Consignees or the Parent that all Precious Metal will be of the fineness stated in the Definition section hereof.

      1-4 Procedures to Request Precious Metal. (a) Each Consignee shall give Bank at least one full Business Day's notice of its requirements for Precious Metal. Each such request shall specify delivery location and identity of Consignee and shall be in such manner as from time to time may be acceptable to the Bank.

      (b) Subject to the terms and conditions of this Agreement, the Bank shall endeavor to Deliver to a Consignee the Precious Metal so requested, as follows:

            (i) If such request is received by 12:00 Noon on a Business Day, by the close of business on the next Business Day.

            (ii) If such request is received after 12:00 Noon on a Business Day, by the close of business on the second Business Day thereafter.

      (c) There shall not be any recourse to, nor any liability of, the Bank on account of any delay in the Bank's Delivery of any Precious Metal requested by a Consignee, or the failure of the Bank to Deliver any such Precious Metal by reason of an Act of God or other catastrophe, force majeure, lack of supply, delay in transportation, war or other hostilities, strike, lockout, epidemic, acts of government or other public authority, requirements of any regulatory board, agency or authority, unavoidable casualties or any other causes beyond Bank's control.

      (d) The Bank may rely upon any request for Precious Metal which the Bank, in good faith, believes to have been made by a person duly authorized to act on behalf of a Consignee and may decline to make any requested Delivery pending the Bank's being furnished with such documentation concerning that person's authority to act as may be satisfactory to the Bank.

      (e) A request for a Delivery of Precious Metal by a Consignee shall constitute a certification by such Consignee that as of the date of such request, each of the following is true and correct:

            (i) There has been no material adverse change in such Consignee's financial condition from the most recent financial information furnished the Bank pursuant to this Agreement; and

            (ii) No Suspension Event is then existing.

      1-5 Delivery of Precious Metal. All Deliveries of Precious Metal by Bank will be made to a Consignee at such locations as may be approved by Bank, such Deliveries to be.-on terms and conditions satisfactory to Bank and such Consignee. At the time of Delivery, Bank shall provide the Consignee with particulars of the total quantity of the Precious Metal being delivered to such Consignee. A duly authorized officer of the Consignee receiving any Delivery shall give a receipt to Bank for the same in a form satisfactory to the Bank. All shipping expenses (including insurance) shall be borne by the Consignee, and any such expenses paid or incurred by Bank shall be reimbursed by the Consignee immediately in the same manner as payments under Section 2-2, hereof.

      1-6 Title. Title to Consigned Precious Metal shall remain in Bank and shall not vest in the Consignee until Bank has received payment for the Consigned Precious Metal as required by Section 2 of this Agreement. Upon each Precious Metal Delivery, the Consignee shall bear the entire risk of loss, theft, damage or destruction of the Consigned Precious Metal from any cause whatsoever, whether or not insured, and the Consignee agrees to hold the Consigned Precious Metal in trust for Bank and in accordance with the provisions of Section 8-11 hereof, to indemnify and hold harmless Bank against any and all liabilities, damages, losses, costs, expenses, suits, claims, demands or judgments of any nature (including, without limitation, attorneys' fees and expenses) arising from or connected with any loss, theft, damage or destruction of the Consigned Precious Metal.

      1-7 Consignment Account. (a) An account, or accounts (hereinafter, the "Consignment Account") may be opened on the books of the Bank, in which Consignment Account a record may be kept of all Deliveries made by the Bank to each Consignee under or pursuant to this Agreement and of all payments made by, or credits to, the Consignees thereon.

      (b) The Bank may also keep a record or records (either in the Consignment Account or elsewhere, as the-Bank may from time to time elect) of all fees, service charges, costs, expenses and other debits owed the Bank hereunder and of all credits against the amounts so owed.

      (c) All credits against each Consignee's liabilities to the Bank shall be conditional upon final payment to the Bank of the items giving rise to such credits, The amount of any item credited against such liabilities which is charged back against the Bank for any reason or is not so paid shall be added to the Consignment Account of such Consignee.

      (d) The Bank shall provide each Consignee with a monthly statement of the quantity of Consigned Precious Metal (in whatever form) held by such Consignee. If a Consignee does not agree with the information reported in the statement, such Consignee shall give notice of such disagreement to Bank within fifteen
(15) days of the date of receipt of such statement. if a Consignee fails to give notice to Bank within such fifteen (15) day period, such Consignee shall be deemed to have affirmed the accuracy of the information reported in the statement and to have waived any claim such Consignee may have by reason of a dispute as to such statement.

      1-8 Consignment Fees. (a) In addition to all other payments required hereunder, each Consignee agrees to pay to Bank Consignment Fees for Bank's services under this Agreement, such Consignment Fees to be accrued on a daily basis and paid to Bank within tan (10) days of the date of

Bank's monthly invoice therefor. Each Consignee expressly authorizes Bank to charge such Consignee's account with Bank for the amount of such Consignment Fees.

      (b) As to Consignment Fees evidenced by a confirmation in the form of Exhibit A attached hereto, the provisions of each such confirmation (absent manifest error) shall be binding and shall supersede any terms hereof not consistent with such provisions. The Consignee agrees to examine each such confirmation and, in the event of error therein, to notify Bank of such error by telecopy (with signature) within one (1) Business Day after such Consignee's receipt thereof (the Consignee's being conclusively deemed to have waived any such error in the absence of such notification).

      (c) In the event that any Redelivery or Purchase Price payment under this Agreement results in a reduced return to Bank because the effective date of Redelivery and payment is earlier than the date(s) agreed to and confirmed under the terms of this Agreement for the maturity of specified Consignment Fees, then the Consignee shall promptly pay Bank, upon its demand, amounts necessary to compensate Bank for such reduced return.

      2. Purchase Price; Payments.

      2-1 Right to Purchase. In addition to each Consignee's obligation to purchase Consigned Precious Metal in accordance with the provisions of Section 1-2(b) hereof, during the term of this Agreement, each Consignee shall have the right to purchase any Consigned Precious Metal. To exercise the right, a duly authorized officer of a Consignee shall give notice to a duly authorized officer of Bank that such Consignee is purchasing specified quantities of Consigned Precious Metal. The parties' duly authorized officers shall mutually agree on a Purchase Price for the Consigned Precious Metal within one Business Day after the furnishing of such notice. A duly authorized officer of Bank shall confirm such Consignee's notice in writing.

      2-2 Payment of Purchase Price. A Consignee shall pay the full Purchase Price, plus any applicable sales, use or other taxes, to Bank within two (2) Business Days of the date of the fixing of such Purchase Price. The Consignment Fees payable under Section 1-8 hereof shall continue in effect until such Purchase Price is paid in full. Payment of the Purchase Price and all other amounts due by a Consignee to Bank under this Agreement shall be made in the following manner: (i) by bank wire to the Federal Reserve Bank of Boston for the account of Bank, (ii) by a Consignee's authorizing Bank to charge its account with Bank, or (iii) by other means which Bank approves in writing. If Bank in its discretion grants payment terms different from the foregoing for particular purchases, then the Purchase Price shall not be deemed to be paid in full for the purposes of this Agreement until all payments under such terms have been made.

      2-3 Removal of Consigned Precious Metal Before Purchase. No Consigned Precious Metal shall be removed from a Consignee's authorized locations prior to the fixing of the Purchase Price for such Consigned Precious Metal. If, notwithstanding the provisions of the foregoing sentence, Consigned Precious Metal is removed from such premises prior to the fixing of the Purchase Price therefor, without waiving any Event of Default occasioned thereby, the Bank shall be entitled to immediately collect from such Consignee with respect to such Precious Metal an amount determined in accordance with the provisions of
Section 2-4 hereof.

      2-4 Purchase Price in Absence of Agreement. In the event that the Bank and a Consignee are unable to agree upon the Purchase Price for any Consigned Precious Metal (whether for purchases pursuant to Section 1-2(b), 2-1 hereof, or otherwise) within one Business Day of the date of the requested or deemed purchase, such Consignee shall pay the Bank the price based on the Bank's spot market price on the date of purchase.

      3. Redelivery.

      At any time prior to the termination of this Agreement, any or all of the amount of the Consigned Precious Metal may be Redelivered by a Consignee to the Bank. Such Consignee shall furnish the Bank with one Business Day's notice of any intended Redelivery. Upon receipt of any Consigned Precious Metals from a Consignee in compliance with the terms of this Section, the Bank shall credit the Consignment Account of such Consignee for the amount so Redelivered.

      4. Representations, Warranties and Covenants. To induce the Bank to enter into this Agreement, the consignees each warrant, represent and covenant as follows:

      4-1 Locations. The Consigned Precious Metal, and the books, records, and papers of the Consignees pertaining thereto, are kept and maintained at the principal office of the Parent and each Consignee, respectively, and at those other locations to which the Bank may hereafter agree in writing.

      4-2 Insurance. Each Consignee shall have and maintain at all times insurance covering such risks, in such amounts, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to the Bank. All such insurance shall provide for a minimum of twenty (20) days written notice of cancellation to the Bank and all such insurance which may cover any portion of the Consigned Precious Metal shall include an endorsement in favor of the Bank, which endorsement shall provide that the insurance, to the extent of the Bank's interest therein, shall not be impaired or invalidated, in whole or in part, by reason of any act or neglect of a Consignee or by the failure of a Consignee to comply with any warranty or condition of the policy. Upon the Bank's request, the Consignees shall each furnish the Bank with a true and complete copy of all insurance policies required to be maintained hereunder.

      4-3 Line of Business. The Consignees shall not engage in any business other than the business in which they are each currently engaged or a business reasonably related thereto.

      4-4 Additional Assurances. The Consignees and the Parent shall each execute and deliver to the Bank such instruments, documents, and papers and shall do all such things from time to time hereafter as the Bank reasonably may request to carry into effect the provisions and intent of this Agreement and to comply with all applicable statutes and laws.

      4-5 Maintain Records. The Consignees and the Parent each (a) shall at all times keep proper books of account, in which full, true and accurate entries shall be made of all each Consignee's transactions and (b) shall at all times keep accurate and current records of the Consigned Precious Metals.

      4-6 Access to Precious Metals. The Consignees shall each accord the Bank and the Bank's representatives-such access from time to time during normal business hours as the Bank and such representatives may reasonably require to all properties owned or over which each Consignee has control in which Consigned Precious Metal may be located. The Bank and the Bank's representatives shall have the right, and each Consignee will permit the Bank and such representatives from time to time during normal business hours as the Bank and such representatives may' reasonably request, to examine and inspect the Consigned Precious Metal, and to examine, copy, and make excerpts from any and all of each Consignee's books, records, papers and files relating to the Consigned Precious Metal. Prior to the occurrence of an Event of Default as defined herein, the Bank agrees to provide a Consignee with twenty-four (24) hours advance notice of any pre-default inspection.

      4-7 Financial Reporting. (a) The Parent shall furnish the Bank with:

            (i) annually, within 90 days following the end of the Parent's fiscal year, the consolidated and consolidating annual financial statements of the Parent and its subsidiaries, which financial statements shall have been prepared by and bear the unqualified opinion of the Parent's independent certified public accountants; and

            (ii) copies of all reports and financial information filed with the Securities and Exchange Commission, including, without limitation, the Parent's Form 10-Q and 10-K as and when filed.

      (b) At least once each year, and weekly upon and after the occurrence of an Event of Default until cured or waived, each Consignees shall provide Bank with a written confirmation, signed by a duly authorized officer of such Consignee, of the quantity and location of Consigned Precious Metal as of the date of such confirmation.

      (c) The Parent and the Consignees shall each furnish the Bank with such other financial information as the Bank may reasonably request from time to time.

      5. Obligations of Parents and Subsidiaries.

      (a) Agreement to Pay and Perform-Parent. The Parent does hereby agree that if any Consignee does not pay or perform all of its obligations to the Bank in accordance with the terms hereof, or if any and all sums which are now or may hereafter become due from a Consignee to the Bank hereunder are not paid by such Consignee in accordance with their terms, the Parent will immediately make such payments and perform such obligations.

      (b) Nature of Parent's Obligations. The liability of the Parent hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against the Consignees by the Bank. The obligations of the Parent and each Consignee are joint and several; provided however, that the release by the Bank of any obligor shall not release any other obligor.

      6. Events of Default, Rights and Remedies of Bank Upon Default.

      6-1 Events of Default. The occurrence of any events described in this
Article 6 shall constitute an "Event of Default" hereunder:

      (a) Failure to Pay. The failure by any Consignee to pay any amount when due under this Consignment Agreement.

      (b) Failure to Perform Covenant or Liability. The failure by any Consignee to promptly, punctually, faithfully and timely perform, discharge or comply with any covenant, liability or obligation under this Agreement, not described in
Section 6-1(a) above within five (5) Business Days after notice from the Bank.

      (c) The Failure by any Consignee to Generally Pay its Debts as they Mature. Adjudication of bankruptcy or insolvency relative to any Consignee; the entry of an order for relief or similar order with respect to any Consignee in any proceeding pursuant to the Bankruptcy Code (Title 11, United States Code) or any bankruptcy or similar law of the countries of Germany or Spain; the filing of any complaint, application, or petition by or against either Consignee initiating any matter in which such Consignee is or may be granted any relief from the debts of such Consignee pursuant to the Bankruptcy Code or any other insolvency statute or procedure of the countries of Germany or Spain.

      (d) Business Failure. Any act by, against or relating to any Consignee, or its properties or assets, which act constitutes the application for, consent to, or sufferance of the appointment of receiver, trustee, or other person, pursuant to court action or otherwise, over all, or any part of such Consignee's property; the granting of any trust mortgage or execution of an assignment for the benefit of creditors of any Consignee, or the occurrence of any other voluntary or involuntary liquidation or extension of debt agreement for any Consignee; or the offering by or entering into by any Consignee of any composition, extension or other arrangements seeking relief from or extension of the debts of such Consignee or the initiation of any other judicial or nonjudicial proceeding or agreement by, against, or including any Consignee which seeks or intends to accomplish a reorganization or arrangement with creditors.

      (e) Misrepresentation. The determination by the Bank that any representation or warranty at any time made by any Consignee to the Bank was not true or complete in all material respects when given.

      (f) Default Under Other Agreements. The occurrence of any breach or default under any agreement between the Bank and any Consignee or instrument or paper given the Bank by any Consignee, whether such agreement, instrument or paper now exists or hereafter arises.

      (g) Material Adverse Change. There shall occur any material adverse change in the financial condition of any Consignee. For the purposes of this subparagraph, "material adverse change" shall mean a Consignee's failure to pay any indebtedness to any party in excess of $1,000,000.00 when such failure has not been satisfied within thirty (30) days.

      (h) Default-by Parent. The occurrence of any of the foregoing Events of Default with respect to Parent as if the Parent were the "Consignee" described therein.

      6-2 Rights and Remedies of Bank Upon Occurrence of Event of Default. Upon the occurrence of any Event of Default, the Bank shall have the following rights and remedies:

      (a) Upon the occurrence of any Event of Default described in Section 6-1, any and all liabilities, obligations and indebtedness of the Consignees and/or the Parent to the Bank shall become due and payable, without any further act on the part of the Bank. Upon the occurrence of any other Event of Default, any and all liabilities, obligations, and indebtedness of the Consignees and/or the Parent to the Bank shall become immediately due and payable, at the option of the Bank, without presentment, demand, protest or notice, each of which are hereby waived by the Consignees and the Parent. The occurrence of any such Event of Default shall also constitute, without notice of demand, a default under all other agreements between either of the Consignees and/or the Parent and the Bank and instruments or papers given the Bank by either of the Consignees and/or the Parent, whether such agreements, instruments, or papers now exist or hereafter arise.

      (b) The Bank may declare any obligation to Deliver Precious Metal hereunder terminated;

      (c) The Bank may take possession of all or any portion of the Consigned Precious Metal. To that end, the Consignees shall assemble all of the Consigned Precious Metal at such place or places as may be reasonably requested by the Bank;

      (d) The Bank may sell, lease, or otherwise dispose of any or all of the Consigned Precious Metal, including any or all of the Consignees assets containing Consigned Precious Metal, in its then condition or following such preparation or processing as the Bank deems advisable; and

      (e) The Bank may exercise all of its rights and remedies under the Uniform Commercial Code or otherwise, either by suit in equity or by action of law, or both, or for the specific performance of any covenant, agreement or other provision contained herein, or to enforce the payment of any liabilities, obligations, or indebtedness of the Consignees and/or the Parent to the Bank or any other legal right or remedy.

      6-3 Rights and Remedies Cumulative. The rights, remedies, powers, privileges and discretions of the Bank hereunder shall be cumulative and not exclusive of any rights or remedies which it otherwise would have. No delay or omission by the Bank in exercising or enforcing any of the Bank's rights or remedies shall operate as of, or constitute a waiver thereof. No waiver by the Bank of any Event of Default shall operate as a waiver of any other Event of Default hereunder. No single or partial exercise of any of the Bank's rights or remedies and no expressed or implied agreement or transaction of whatever nature entered into between the Bank and either of the Consignees and/or the Parent, at any time, shall preclude the other or further exercise of the Bank's rights and remedies. No waiver by the Bank of any of the Bank's rights or remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. All of the Bank's rights and remedies are cumulative and are not alternative or exclusive, and may be exercised by the Bank at such time or times and in such order of preference as the Bank in its sole discretion may determine. The Bank's rights and remedies may be exercised without resort or regard to any other source of satisfaction the liabilities, obligations of indebtedness of the Consignees and/or the Parent to the Bank.

      7. Termination.

      Unless otherwise terminated in accordance with the terms hereof, this Agreement shall continue until either Bank or a Consignee elects to terminate this Agreement upon thirty (30) days written notice to the other party. Unless otherwise mutually agreed in writing by Bank and a Consignee, no Delivery of Precious Metal to a Consignee will be made following the giving of notice by either Bank or such Consignee of its election to terminate this Agreement. Termination of this Agreement shall not affect a Consignee's or the Parent's duty to pay and perform in full its obligations to Bank hereunder. On the effective date of the termination of this Agreement, a Consignee shall either Redeliver, or purchase and pay for all Consigned Precious Metals which Bank has previously Delivered to such Consignee and which has not been paid for or Redelivered, the price to be based on Bank's spot market price on the date of such purchase and shall reimburse Bank for any and all outstanding fees, costs, expenses and other obligations of such Consignee to Bank.

      8. Miscellaneous.

      8-1 Authority to Charge Account. The Parent and the Consignees each authorize the Bank from time to time to charge any demand deposit account(s) which any of them may maintain with the Bank for the purpose of paying any amounts which may become due to the Bank hereunder.

      8-2 Late Charges. The Parent and the Consignees each agree to pay upon demand late charges on any sum or amount not paid when due hereunder at a rate per annum equal to the aggregate of the Base Rate of The First National Bank of Boston, plus four and three quarters percent (4-3/4%) per annum.

      8-3 True Consignment. The parties hereto intend that this Agreement shall provide for a true consignment and that all transactions hereunder shall constitute true consignments of Precious Metal. If, notwithstanding the foregoing, a court of competent jurisdiction determines that either Consignee has any right or interest in the Precious Metal other than as consignee, the Bank shall have, and is hereby granted by such Consignee, a security interest in the Precious Metal now or hereafter Delivered by the Bank to such Consignee. In such event, the Bank shall have all rights and remedies of a secured party under the Uniform Commercial Code or under applicable laws of the countries of Germany and/or Spain.

      8-4 Governing Law. This Agreement shall be construed in accordance with and governed by the laws of the State of Rhode Island without resort to its conflicts of law rules.

      8-5 Notice Addresses. All notices, demands and other communications in respect of this Agreement (other than a request for Delivery of Precious Metal) shall be made to the Consignees and the Parent at the Parent's address set forth in the preamble of this Agreement, and to the Bank in care of Rhode island Hospital Trust National Bank, One Hospital Trust Plaza, Providence, Rhode Island 02903, Attention: Precious Metals, each of which may be changed upon seven days written notice to all others given by certified mail return receipt requested. Except as otherwise specifically provided herein, notices shall be deemed made and correspondence received, as follows (all times being local to the place of delivery or receipt):

            (i) By mail: the sooner of when actually received or Three (3) days following deposit in the United States mail, postage prepaid.

            (ii) By overnight express delivery: the Business Day following the day when sent.

            (iii) By Hand: if delivered on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, when delivered. Otherwise, at the opening of the then next Business Day.

            (iv) By Facsimile transmission: if sent on a Business Day after 9:00 AM and no later than Three (3) hours prior to the close of customary business hours of the recipient, one (1) hour after being sent. Otherwise, at the opening of the then next Business Day.

      Rejection or refusal to accept delivery and inability to deliver because of a changed address or Facsimile Number for which no due notice was given shall each be deemed receipt of the notice sent.

      8-6 Successors and Assigns. This Agreement shall be binding upon the Consignees, the Parent and their respective successors, and assigns and shall inure to the benefit of the Bank and the Bank's successors and assigns provided, however, that the rights of the Consignees and/or the Parent under this Agreement may not be assigned to any third party without the prior written consent of the Bank.

      8-7 Severability. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

      8-8 Amendments, Course of Dealing. (a) This Agreement incorporates all discussions and negotiations among the Consignees, the Parent and the Bank, either express or implied, concerning the matters included herein, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions thereof.

      (b) No consent, modification, amendment, or waiver of any provision of this Agreement shall be effective unless executed in writing by or on behalf of the party to be charged with such modification, amendment, or waiver.

      8-9 Costs and Expenses. The Consignees and the Parent shall jointly and severally pay on demand all reasonable expenses which may be incurred by the Bank with respect to the enforcement of the Bank's rights hereunder.

      8-10 Consent to Jurisdiction. The Consignees and the Parent each agree that any legal action, proceeding, case, or controversy against the Consignees or the Parent with respect to this Agreement may be brought in the state courts of Rhode Island or in the United States District Court, District of Rhode Island, as the Bank may elect in the Bank's sole discretion. Nothing herein shall affect the right of the Bank to bring legal actions or proceedings in any other competent jurisdiction.

      8-11 Indemnification. In addition to any other indemnities herein provided, the Consignees and the Parent shall each indemnify, defend, and hold the Bank and any employee, officer, or agent of the Bank (each, an "Indemnified Person") harmless of and from any claim brought or threatened against any indemnified Person by any Consignee, the Parent or any other person (as well as from attorneys' fees and expenses in connection therewith) on account of the Bank's relationship with the Consignees or the Parent (each of which may be defended, compromised, settled, or pursued by the Indemnified Person with counsel of the Bank's selection but at the expense of the Consignees and the Parent) other than any claim as to which a final determination is made in a judicial proceeding (in which the Bank and any other indemnified Person has had an opportunity to be heard), which determination includes a specific finding that the Indemnified Person seeking indemnification had acted in a-grossly negligent manner or in actual bad faith. The within indemnification shall survive payment of the amounts owed under this Agreement and/or any termination, release, or discharge executed by the Bank in favor of each Consignee or the Parent under this Agreement.

      8-12 Waivers. (a) The Consignees and the Parent each make each of the waivers included in Subsection (b), below, knowingly, voluntarily, and intentionally, and understands that the Bank, in entering into the arrangements contemplated hereby is relying on such waivers.

      (b) THE CONSIGNEES AND THE PARENT RESPECTIVELY WAIVE THE FOLLOWING:

            (i) Except as otherwise specifically required hereby, notice of non-payment, demand, presentment, protest and all forms of demand and notice.

            (ii) THE RIGHT TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE BANK OR IN WHICH THE BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF OR IS IN RESPECT OF, ANY RELATIONSHIP AMONGST OR BETWEEN THE CONSIGNEES, THE PARENT AND THE BANK.

            (iii) Any claim to consequential, special, or punitive damages.

      8-13 Amendment of Existing Agreement. This agreement amends and restates in its entirety the Existing Agreement; the repayment of all liabilities and obligations thereunder shall hereafter be deemed due to the Bank and governed by this Agreement.

      IN WITNESS WHEREOF, the Bank, the Consignees and the Parent have caused this Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                RHODE ISLAND HOSPITAL TRUST
                                NATIONAL BANK


                                By: /s/ Kathryn L. Fraser
                                   ----------------------------------------

                                Title: Vice President
                                      -------------------------------------


                                DODUCO, GmbH


                                By: /s/ Albert Thorp, III
                                   -----------------------------------------

                                Title:  By Virtue of Power of Attorney of
                                      --------------------------------------
                                Ferdinand Reischitz Managing Director
                                --------------------------------------------

                                DODUCO ESPANA, SA


                                By:  /s/ Albert Thorp, III
                                   -----------------------------------------

                                Title:   Director
                                      --------------------------------------


                                TECHNITROL, INC.


                                By: /s/ Albert Thorp, III
                                   -----------------------------------------

                                Title:   Vice President - Finance
                                      --------------------------------------

                                    EXHIBIT A

                          Consignment Fees Confirmation

DATE:
TO:               [        ]
ATTN:
FROM:             RHODE ISLAND HOSPITAL TRUST NATIONAL BANK

WE CONFIRM THAT WE HAVE CONSIGNED PRECIOUS METAL TO YOU UNDER THE FOLLOWING TERMS AND CONDITIONS:

TRADE DATE:

METAL:   PRECIOUS METAL                      FINENESS
                        --------------------          -------------------------

                                             DESTINATION
                                                        -------------

AMOUNT:                                      FINE TROY OUNCES
         -----------------------------

VALUE DATE:

MATURITY DATE:

FEE:                                     BASIS POINTS, PAYABLE AT MATURITY
     --------------------------------

DELIVERY:

RETURN:

SHOULD YOUR UNDERSTANDING OF THIS TRANSACTION DIFFER FROM THE INFORMATION OUTLINED ABOVE, PLEASE NOTIFY US IMMEDIATELY.

                                                                   EXHIBIT 10.16

                                   DEFINITIONS

      For the purposes of this Agreement:

      "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banks in Providence, Rhode Island generally are not open to the general public for the purpose of conducting commercial banking business or on which the Bank is not open to the general public to conduct business.

      "Consignment Fees" shall mean for each day such fees as are mutually agreed upon by the Bank and A Consignee to be calculated by multiplying the agreed upon rate by one-three hundred sixtieth (1/360) by the Fair Market Value of the Consigned Precious Metal for that day.

      "Consigned Precious Metal" shall mean Precious Metal which Bank has consigned to a Consignee pursuant to the terms of this Agreement for which payment has not been received or which has not been Redelivered to Bank.

      "Consignment Limit" shall mean Consigned Precious Metal with a Fair Market Value (or unpaid Purchase Price in the case of Consigned Precious Metal for which the Purchase Price has been agreed or established pursuant to section 2-4 hereof but payment has not been received by Bank) equal to $10,000,000.00 in the aggregate for the Consignees.

      "Deliver" or "Delivery" shall mean either actual shipment, creating the right in a Consignee to demand actual shipment through a writing, instrument or a statement of account, or Bank's crediting Precious Metal to the account of such Consignee with one or more third parties when no physical movement thereof is contemplated by the parties.

      "Fair Market Value" on any day shall mean, (i) with respect .to gold, the London Second Fixing Price, (ii) with respect to silver, the Handy & Harmon Base Price, (iii) with respect to platinum, the Merc Platinum Price, and (iv) with respect to palladium, the Merc Palladium Price, each for that day. If no such price is available for a particular day, the Fair Market Value for such day shall be the price for the immediately preceding day for which such price is available.

      "Merc" shall mean the New York Mercantile Exchange.

      "Precious Metal" shall mean fine gold, fine silver, fine platinum and fine palladium.

      "Purchase Price" shall mean a price to which both parties duly authorized officers agree and shall be stated in dollars per troy ounce of Precious Metal content.

      "Redeliver" or Redelivery" shall mean that a Consignee deliver to Bank's principal office, at such Consignee's sole risk and expense, Precious Metal of a fineness equal to the fineness specified for that Precious Metal and of a type and quality and in a form acceptable to Bank.

      "Suspension Event" shall mean any occurrence which (i) is an Event of Default; or (ii) would become an Event of Default if the notice and/or the running of the period of time specified for that occurrence were to be given and/or were to run and such occurrence were not cured within any applicable grace period.